Exhibit 10.6

THIRD AMENDMENT TO CREDIT AGREEMENT

THIS THIRD AMENDMENT TO CREDIT AGREEMENT (this “Third Amendment”) is made and entered into as of the 30th day of December, 2015, by and among:

(i)          JAMES RIVER GROUP HOLDINGS, LTD., a Bermuda company (the former company name of which is Franklin Holdings (Bermuda), Ltd.), and JRG REINSURANCE COMPANY LTD., a regulated insurance company domiciled in Bermuda (each a “Borrower” and, collectively, the “Borrowers”);

(ii)         THE FINANCIAL INSTITUTIONS as signatory lender parties hereto and their successors and assigns (each a “Lender” and, collectively, the “Lenders”); and

(iii)        KEYBANK NATIONAL ASSOCIATION, a national banking association, in its capacity as “Administrative Agent” under the Credit Agreement (defined below).

Recitals:

A.           The Borrowers, the Lenders and the Administrative Agent and certain other parties are the parties to that certain Credit Agreement dated as of June 5, 2013, as amended by a First Amendment dated September 24, 2014, a Waiver Letter dated February 6, 2015, a Commitment Acceptance Agreement dated May 20, 2015 and a Second Amendment dated December 15, 2015 (collectively, the “Credit Agreement”), pursuant to which, inter alia, the Lenders agreed, subject to the terms and conditions thereof, to advance Loans (as this and other capitalized terms used herein and not otherwise defined herein are defined in the Credit Agreement) to the Borrowers; and the Letter of Credit Issuer agreed, subject to the terms and conditions thereof, to issue Letters of Credit.

B.           The Borrowers have requested the Lenders to agree to an amendment to Section 6.13 of the Credit Agreement.

Agreements:

NOW, THEREFORE, in consideration of the foregoing Recitals and the mutual agreements hereinafter set forth, the Borrowers, the Lenders and the Administrative Agent, intending to be legally bound, hereby agree as follows:

1.          Amendment to Credit Agreement. Subject to the terms and conditions of this Third Amendment, including, without limitation, Paragraph 2, below, paragraph (a) of Section 6.13 (Risk-Based Capital Ratio; Other Minimum Capital Requirements) of the Credit Agreement is hereby amended and restated in its entirety to provide as follows:

(a)      (i) The Borrowers shall not, as of the end of any Fiscal Year ending December 31, 2012 and thereafter through and including December 31, 2014, permit the Risk-Based Capital Ratio of any Domestic Insurance Subsidiary to be less than 2.50 to 1, and (ii) the Borrowers shall not, as of the end of any Fiscal Year ending December 31, 2015 and thereafter, permit the Risk-Based Capital Ratio (A) of James River Insurance to be less than 2.00 to 1 or (B) of any other Domestic Insurance Subsidiary to be less than 2.50 to 1.

2.          Amendment Effective Date; Conditions Precedent. The amendment set forth in Paragraph 1, above, shall not be effective unless and until the date on which all of the following conditions precedent have been satisfied (such date of effectiveness being the “Third Amendment Effective Date”); provided, however, that upon the effectiveness of this Third Amendment as provided in this Paragraph 2, the amendment provided for in Paragraph 1, above, shall be deemed to be effective, nunc pro tunc, as of the 30th day of December, 2015:

(a)          Officer’s Certificate. On the Third Amendment Effective Date, after giving effect to the amendment set forth in Paragraph 1, above, (i) there shall exist no Default, and a Financial Officer or other executive officer of each Borrower, on behalf of such Borrower, shall have delivered to the Administrative Agent written confirmation thereof dated as of the Third Amendment Effective Date, (ii) the representations and warranties of the Borrowers under Article 3 of the Credit Agreement shall have been reaffirmed in writing by each Borrower as being true and correct in all material respects as of the Third Amendment Effective Date (unless

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and to the extent that any such representation and warranty is stated to relate solely to an earlier date, in which case such representation and warranty shall have been true and correct in all material respects as of such earlier date), (iii) each Borrower shall have represented in writing that its execution, delivery and performance of this Third Amendment have been authorized by all necessary corporate or company action, and (iv) each Borrower shall have reaffirmed in writing that the Regulatory Condition Satisfaction remains effective.

(b)          Third Amendment. The Administrative Agent or the Special Counsel (defined below) shall have received from each Borrower and the Required Lenders either (i) a counterpart of this Third Amendment signed on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent (which may include telecopy or email transmission of a signed signature page of this Third Amendment) that such party has signed and delivered a counterpart of this Third Amendment.

(c)          Guarantor Confirmations. Each of James River and James River UK shall have executed and delivered to the Administrative Agent a confirmation of its Payment Guaranty in form and substance reasonably satisfactory to the Administrative Agent, accompanied by such certifications regarding good standing and authorization as the Administrative Agent may reasonably request.

(d)          Agent Expenses. The Borrowers shall have paid or caused to be paid to the Administrative Agent all fees and other amounts due and payable on or prior to the Third Amendment Effective Date, including, to the extent invoiced, reimbursement or payment of all reasonable out-of-pocket expenses (including fees, charges and disbursements of the Special Counsel) required to be reimbursed or paid by the Borrowers hereunder, under any other Loan Document or under said fee letter agreement.

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(e)          Legal Matters. All legal matters incident to this Third Amendment and the consummation of the transactions contemplated hereby shall be reasonably satisfactory to Squire Patton Boggs (US) LLP, Cleveland, Ohio, special counsel to the Administrative Agent (the “Special Counsel”). Notwithstanding the foregoing, if the Third Amendment Effective Date has not occurred on or before March 31, 2016, this Third Amendment shall not become effective and shall be deemed of no further force and effect.

3.          No Other Modifications. Except as expressly provided in this Third Amendment, all of the terms and conditions of the Credit Agreement and the other Loan Documents remain unchanged and in full force and effect.

4.          Confirmation of Obligations; Release. Each Borrower hereby affirms as of the date hereof all of its respective Debt and other obligations to each of the Lender Parties under and pursuant to the Credit Agreement and each of the other Loan Documents and that such Debt and other obligations are owed to each of the Lender Parties according to their respective terms. Each Borrower hereby affirms as of the date hereof that there are no claims or defenses to the enforcement by the Lender Parties of the Debt and other obligations of such Borrower to each of them under and pursuant to the Credit Agreement or any of the other Loan Documents.

5.          Administrative Agent’s Expense. The Borrowers agree to reimburse the Administrative Agent promptly for its reasonable invoiced out-of-pocket costs and expenses incurred in connection with this Third Amendment and the transactions contemplated hereby, including, without limitation, the reasonable fees and expenses of the Special Counsel.

6.          Governing Law; Binding Effect. THIS THIRD AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE

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STATE OF NEW YORK AND SHALL BE BINDING UPON AND INURE TO THE BENEFIT OF THE BORROWERS, THE LENDERS AND THE ADMINISTRATIVE AGENT AND THEIR RESPECTIVE SUCCESSORS AND ASSIGNS.

7.          Counterparts. This Third Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all such counterparts shall constitute one and the same instrument, and all signatures need not appear on any one counterpart. Any party hereto may execute and deliver a counterpart of this Third Amendment by delivering by facsimile or email transmission a signature page of this Third Amendment signed by such party, and any such facsimile or email signature shall be treated in all respects as having the same effect as an original signature. Any party delivering by facsimile or email transmission a counterpart executed by it shall promptly thereafter also deliver a manually signed counterpart of this Third Amendment.

8.          Miscellaneous.

(a)          Upon the effectiveness of this Third Amendment, this Third Amendment shall be a Loan Document.

(b)          The invalidity, illegality, or unenforceability of any provision in or Obligation under this Third Amendment in any jurisdiction shall not affect or impair the validity, legality, or enforceability of the remaining provisions or obligations under this Third Amendment or of such provision or obligation in any other jurisdiction.

(c)          This Third Amendment and all other agreements and documents executed in connection herewith have been prepared through the joint efforts of all of the parties. Neither the provisions of this Third Amendment or any such other agreements and documents nor any alleged ambiguity shall be interpreted or resolved against any party on the ground that such

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party’s counsel drafted this Third Amendment or such other agreements and documents, or based on any other rule of strict construction. Each of the parties hereto represents and declares that such party has carefully read this Third Amendment and all other agreements and documents executed in connection herewith and therewith, and that such party knows the contents thereof and signs the same freely and voluntarily. The parties hereby acknowledge that they have been represented by legal counsel of their own choosing in negotiations for and preparation of this Third Amendment and all other agreements and documents executed in connection therewith and that each of them has read the same and had their contents fully explained by such counsel and is fully aware of their contents and legal effect.

(d)          The Obligations of the Borrowers hereunder are joint and several, all as more fully set forth in Article 10 of the Credit Agreement.

9.          Waiver of Jury Trial. Each of the parties to this Third Amendment hereby irrevocably waives all right to a trial by jury in any action, proceeding or counterclaim (WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE) arising out of or relating to this Third Amendment, the other LOAN Documents or the transactions contemplated hereby or thereby. Each party hereto hereby (a) certifies that no representative, agent or attorney oF any other party has represented, expressly or otherwise, that such other party would not, in the event of litigation, seek to enforce the foregoing waiver, and (b) acknowledges that it and the other parties hereto have been induced to enter into this Third

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Amendment by, among other things, the mutual waivers and certificatION in this section.

[No additional provisions are on this page; the page next following is the signature page.]

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IN WITNESS WHEREOF, the Borrowers, the Lenders and the Administrative Agent have hereunto set their hands as of the date first above written.

BORROWERS

JAMES RIVER GROUP HOLDINGS, LTD.

By:	/s/ Gregg Davis
Gregg Davis, Chief Financial Officer

JRG REINSURANCE COMPANY LTD.

By:	/s/ Kevin Copeland
Kevin Copeland, Chief Financial Officer

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ADMINISTRATIVE AGENT

KEYBANK NATIONAL ASSOCIATION, as Administrative Agent as Lender

By:	/s/ James Cribbet
James Cribbet, Senior Vice President

LENDERS

KEYBANK NATIONAL ASSOCIATION, as Lender

By:	/s/ James Cribbet
James Cribbet, Senior Vice President

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[Lender Signatures Continued]

SUNTRUST BANK,
as Lender

By:	/s/ Paula Mueller
Name: Paula Mueller
Title: Director

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[Lender Signatures Continued]

BANK OF MONTREAL, CHICAGO BRANCH,
as Lender

By:	/s/ Joan Murphy
Name: Joan Murphy
Title: Director

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[Lender Signatures Continued]

THE BANK OF NOVA SCOTIA,
as Lender

By:	/s/ Kevin Chan
Name: Kevin Chan
Title: Director

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[Lender Signatures Continued]

FIRST TENNESSEE BANK, N.A.,
as Lender

By:	/s/ Keith Sherman
Name: Keith Sherman
Title: Senior Vice President

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[Lender Signatures Continued]

YADKIN BANK, as Lender

By:	/s/ Jeff Hendrick
Name: Jeff Hendrick
Title: Vice President

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